Filed Pursuant to Rule 497(a)

File No. 333-185319

Rule 482ad

TCP CAPITAL CORP. ANNOUNCES PUBLIC OFFERING OF COMMON SHARES

Santa Monica, CA — May 20, 2013 — TCP Capital Corp. (NASDAQ: TCPC) (the “Company”) today announced that it has commenced a public offering of 4.0 million shares of its common stock.  The Company expects to grant the underwriters an option for 30 days to purchase up to an additional 15% of the shares of common stock sold to cover overallotments, if any.  The offering of the shares will be made under the Company’s shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission.

TCPC intends to use the net proceeds of this offering to repay amounts outstanding under its $116 million revolving credit facility.

Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc. are acting as joint book-running managers for the offering.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of TCPC before investing.  The preliminary prospectus supplement dated May 20, 2013, the accompanying prospectus dated April 3, 2013 and the Statement of Additional Information, or SAI, incorporated by reference in its entirety in the prospectus supplement, dated May 20, 2013, which have been filed with the Securities and Exchange Commission, contain this and other information about TCPC and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus, the SAI and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus, the SAI and this press release are not offers to sell any securities of TCPC and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement, the SAI and an accompanying prospectus, copies of which may be obtained from Deutsche Bank Securities, Inc., 60 Wall Street, New York, NY 10005-2836, Attn: Prospectus Group, tel.: (800) 503-4611 or e-mail: prospectus.CPDG@db.com; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019, Attn: Equity Capital Markets, tel.: (800) 966-1559; or Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, tel.: (800) 248-8863.

About TCP Capital Corp.

TCP Capital Corp. (NASDAQ: TCPC) is an externally-managed specialty finance company focused on performing credit lending to middle-market companies with established market positions. TCPC focuses on companies with differentiated products and strong regional or national operations and where it has deep industry knowledge and expertise. TCPC’s investment objective is to seek to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. TCPC is a publicly-traded business development company, or BDC, regulated under the Investment Company Act of 1940 and is externally managed by its advisor, Tennenbaum Capital Partners, LLC, a leading alternative investment manager. For more information, visit www.tcpcapital.com.

Forward-Looking Statements

Prospective investors considering an investment in TCP Capital Corp. should consider the investment objectives, risks and expenses of the company carefully before investing. This information and other information about the company are available in the company’s filings with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov and the company’s website at www.tcpcapital.com. Prospective investors should read these materials carefully before investing.

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Securities Exchange Act. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, changes in general economic conditions or changes in the conditions of the industries in which the company makes investments, risks associated with the availability and terms of financing, changes in interest rates, availability of transactions, and regulatory changes. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in the “Risks” section of the company’s preliminary prospectus dated April 1, 2013 and the company’s subsequent periodic filings with the SEC. Copies are available on the SEC’s website at www.sec.gov and the company’s website at www.tcpcapital.com. Forward-looking statements are made as of the date of this press release, and are subject to change without notice. The company has no duty and does not undertake any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

TCP Capital Corp.
Jessica Ekeberg, 310-566-1094
investor.relations@tcpcapital.com